Harbor Fund
Supplement to Prospectus & Statement of Additional Information dated March 1, 2002

The Board of Trustees has approved the merger of Harbor International Fund II into Harbor International Fund. Shareholder approval of the merger is required, and Harbor Fund intends to send to shareholders of Harbor International Fund II a combined proxy statement and prospectus which contains significant information about the merger.

Harbor Fund's Board of Trustees, on behalf of Harbor International Fund II, has also appointed Northern Cross Investment Ltd ("Northern Cross"), a registered investment adviser, to serve as the Fund's sole subadviser effective August 1, 2002. Northern Cross replaces Summit International Investments, Inc. ("Summit") as the subadviser to the Harbor International Fund II.

If approved by shareholders, the merger would occur after Northern
 Cross is appointed subadviser to Harbor International Fund II.
Northern Cross currently serves as the subadviser to Harbor
International Fund.

The appointment of Northern Cross as the Fund's subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. ("Harbor Capital"). Harbor Capital pays the subadvisory fee to Northern Cross from its own assets.

Northern Cross hereby replaces all references to Summit in the Prospectus and Statement of Additional Information dated March 1,
2002, except for references to actual subadvisory fees paid to Summit.

The following replaces the information contained in the Risk/Return Summary for Harbor International Fund II on pages 18 and 19 of the
Prospectus:

PORTFOLIO MANAGER
Hakan Castegren
Northern Cross Investments Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX

Hakan Castegren has managed the fund since August 1, 2002. Hakan is the president of Northern Cross and was previously associated with Boston Overseas Investors as a portfolio manager.
PRINCIPAL STYLE CHARACTERISTICS
International large cap value oriented stocks.

PRINCIPAL STRATEGIES AND INVESTMENTS
The fund invests primarily in equity securities, principally common stocks, preferred stocks, rights and depositary receipts, of foreign companies, including those located in emerging market countries.
Companies in the fund's portfolio generally have market capitalizations in excess of $1 billion.
In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses an analysis of economic and market data, as well as its knowledge of each country's culture, to determine country and industry allocations. Before selecting a country for investment, the subadviser analyzes the stability of a country's currency and its political, social and economic culture.
Subject to these allocations, the subadviser uses a value oriented, bottom up approach, researching and evaluating individual companies, to select stocks for the fund's portfolio. This research includes visiting companies around the world and meeting with company management. The subadviser has contact with a worldwide network of senior brokers and analysts.
In selecting stocks for the fund's portfolio, the subadviser looks for companies with the following characteristics:
* Businesses that the subadviser believes offer value
* Low price/earnings multiples relative to other stocks in each country/ industry
* Above average, long-term earnings expectation not reflected in the price.

The subadviser chooses approximately 70-90 stocks for the portfolio from a select universe of stocks. Under normal circumstances, the fund must invest in a minimum of three countries. In the past, the fund has invested in as many as 20 or more countries at a time.
The fund focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economies and political regimes appear more stable and are believed to provide some protection to foreign shareholders.

The following replaces the information under the heading The Adviser and Subadvisers on page 41 of the Prospectus for the Harbor
International
Fund II only:

FUND
International Fund II

PORTFOLIO MANAGER AND SUBADVISER
Hakan Castegren
Northern Cross Investments Limited
Clarendon House
2 Church Street
Hamilton, Bermuda  HMDX

MANAGER SINCE
2002

BUSINESS EXPERIENCE (PAST FIVE YEARS)
President, Northern Cross (since 1993); and
President,
Boston Overseas Investors, Inc. (1990-1993).




Effective August 1, 2002